SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                               November 13, 2002
                ________________________________________________
                Date of report (Date of earliest event reported)


                           ACCUIMAGE DIAGNOSTICS CORP.
             ______________________________________________________
             (Exact Name of Registrant as Specified in Its Charter)


           Nevada                       000-26555                33-0713615
________________________________________________________________________________
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


400 Grandview Drive, South San Francisco, CA                          94080-4920
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)


                                 (650) 875-0192
              ____________________________________________________
              (Registrant's Telephone Number, Including Area Code)


          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On November 13, 2002, AccuImage Diagnostics Corp. (the "Company") issued a press release announcing the resignation of Dr. Alexander Margulis from the Board of Directors of the Company. A copy of this press release is attached hereto as
Exhibit 99.1.

ITEM 7.  EXHIBITS

Exhibit 99-1:      Press release dated November 13, 2002.


                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      ACCUIMAGE DIAGNOSTICS CORP.



                                      By: /s/ LEON KAUFMAN
                                      __________________________________________
                                              Leon Kaufman,
                                              Chief Executive Officer